UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AVROBIO, INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AVROBIO P.O. BOX 8016, CARY, NC 27512-9903 AVROBIO, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholder Meeting to be held on June 10, 2021 at 9:00 a.m. (Eastern Time) For Stockholders of record on April 12, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain instructions on how to attend the virtual meeting, go to: www.proxydocs.com/AVRO To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/AVRO Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 28, 2021. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/AVRO TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting materials. AVROBIO, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Thursday, June 10, 2021 9:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/AVRO for more details. In order to attend, you must register in advance at www.proxydocs.com/AVRO prior to the deadline of June 8, 2021 at 5:00 PM Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your Proxy Card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email. SEE REVERSE FOR FULL AGENDA

AVROBIO, Inc. Annual Meeting of Stockholders The Board of Directors Recommends a Vote FOR the nominees listed in proposal 1. 1. To elect three class III directors to our board of directors, to serve until the 2024 Annual Meeting of Stockholders. (1) Bruce Booth, D.Phil. (2) Phillip Donenberg (3) Geoff MacKay The Board of Directors Recommends a Vote FOR proposal 2. 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Note: To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.